Summary Prospectus Supplement

December 7, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2017 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 1, 2017

Emerging Markets Portfolio

The following is hereby added as the third paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies":

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

Please retain this supplement for future reference.

  IFIEMESGSUMPSPT 12/17